Risk management	9 Months Ended
Sep. 30, 2020
Statement [LineItems]
Risk management
9. Risk management
Financial instruments consist of cash and cash equivalents, accounts receivable, fair values of derivative financial instruments, accounts payable and accrued liabilities and long-term debt. At September 30, 2020, except for the senior notes described in Note 6 with a carrying value of $63 million (December 31, 2019 – $62 million) and a fair value of $47 million (December 31, 2019 - $59 million), the fair values of these financial instruments approximate their carrying amounts due to the short-term maturity of the instruments.
The fair values of all outstanding financial and commodity contracts are reflected on the Consolidated Balance Sheets with the changes during the period recorded in income as unrealized gains or losses.
At September 30, 2020 and December 31, 2019, the only asset or liability measured at fair value on a recurring basis was the risk management asset and liability, which was valued based on “Level 2 inputs” being quoted prices in markets that are not active or based on prices that are observable for the asset or liability.
The following table reconciles the changes in the fair value of financial instruments outstanding:

Risk management asset (liability)	Nine months ended September 30, 2020	Year ended December 31, 2019
Balance, beginning of period	$—	$9
Unrealized gain (loss) on financial instruments:
Commodity collars and swaps	—	(9)

Total fair value, end of period	$—	$—

Obsidian Energy had the following financial instruments outstanding as at September 30, 2020. Fair values are determined using external counterparty information, which is compared to observable market data. The Company limits our credit risk by executing counterparty risk procedures which include transacting only with institutions

	Notional volume	Remaining term	Pricing	Fair value (millions)
Financial AECO Swaps
AECO Swaps	23,700 mcf/d	Nov 2020 - Mar 2021	$2.94/mcf	$—

Total				$—

Based on commodity prices and contracts in place at September 30, 2020, a $0.50 change in the price per mcf of natural gas would have changed pre-tax
unrealized risk management by $2 million.
The components of risk management on the Consolidated Statements of Income (Loss) are as follows:

	Three months ended September 30		Nine months ended September 30
	2020	2019	2020	2019
Realized
Settlement of commodity contracts	$—	$1	$22	$(8)

Total realized gain (loss)	$—	$1	$22	$(8)
Unrealized
Commodity contracts	$—	$3	$—	$(5)

Total unrealized gain (loss)	—	3	—	(5)

Risk management gain (loss)	$—	$4	$22	$(13)

Additionally, the Company had the following physical contract outstanding at September 30, 2020.

	Notional volume	Remaining term	Pricing
Physical Crude Oil Contracts
WTI	530 bbl/d	Oct - Dec 2020	$56.64/bbl

Subsequent to September 30, 2020, the Company entered into an additional physical crude oil contract for 542 bbl per day from January – March 2021 at a price of $55.54/bbl.
Market risks
Obsidian Energy is exposed to normal market risks inherent in the oil and gas business, including, but not limited to, commodity price risk, foreign currency rate risk, credit risk, interest rate risk and liquidity risk. The Company seeks to mitigate these risks through various business processes and management controls and from time to time by using financial instruments.
Beginning in March 2020, the oil and gas industry has experienced significant volatility with crude oil prices due to macro-economic uncertainty, mainly due to reduced demand for crude oil as a result of the
COVID-19
pandemic, fluctuating OPEC production levels and potential supply and demand implications. The duration and impact of these global events remain uncertain and could impact our cash flow and financial condition in the future.
There have been no material changes to these risks from those discussed in the Company’s annual audited consolidated financial statements.